ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction listed on Attachment 1 hereto with Reference Number 37386983 (the “Old Transaction”) with UBS Real Estate Securities, Inc. (“UBS Real Estate”).

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 30 June 2006, unto Mortgage Asset Securitization Transactions Inc. (“MASTR”), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor. UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 30 June 2006, unto The Bank of New York as Trustee on behalf of the Separate Interest Trust (the “Trust”) created pursuant to the Pooling and Servicing Agreement dated June 1, 2006 among First Horizon Home Loan Corporation as Master Servicer, First Horizon Asset Securities Inc. as Depositor and The Bank of New York as Trustee (the “Pooling and Servicing Agreement”), without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned and transferred, referenced by UBS AG as new transaction with Reference Number 37399016 as listed on Attachment 2 hereto (the “New Transaction”) and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor. UBS AG hereby consents to the assignment of the New Transaction to the Trust as herein provided, with the understanding that the provisions labeled “Additional Provisions” in the confirmation relating to the New Transaction shall become effective upon the assignments to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG   UBS REAL ESTATE SECURITIES, INC.

By: ______________________________ By: ___________________________________
Name:  Name:
Title:  Title:

By: ______________________________ By: __________________________________
Name:  Name:
Title:  Title:

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC.
The Separate Interest Trust created pursuant to the Pooling and Servicing Agreement

By: The Bank of New York, not individually, but solely as Trustee on behalf of the Separate Interest Trust created pursuant to the Pooling and Servicing Agreement

By:_________________________________ By: __________________________________
Name: Name:
Title: Title:

By:_________________________________
Name:
Title:

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

 Attachment 1

Date:	30 June 2006

To:	UBS Real Estate Securities, Inc. (“Counterparty”)

Attention:	Swaps Administration

From:	UBS AG, London Branch (“UBS AG”)

Subject:	Interest Rate Cap Transaction
UBS AG Ref: 37386983

Dear Sirs

The purpose of this communication (a “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Form (as defined below) as well as a “Schedule” as referred to in the ISDA Form.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the “ISDA Form”) but, rather, an ISDA Form shall be deemed to have been executed by you and us on the date we entered into the Transaction (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us . In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. Terms capitalized but not defined shall have the meanings attributed to them in the Pooling and Servicing Agreement.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	30 June 2006

Effective Date	01 June 2006

Termination Date:	01 June 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:	USD 15,000,000.00

Seller of the Cap:	UBS AG

Buyer of the Cap:	Counterparty

Calculation Agent:	UBS AG

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Business Days:	New York

Broker:	None

Fixed Amounts

Fixed Rate Payer:	Counterparty

Fixed Amount:	Not Applicable

Fixed Rate Payer Payment Date:	30 June 2006

Business Day Convention:	Not Applicable

Floating Amounts

Floating Rate Payer:	UBS AG

Cap Rate:	5.0 percent per annum

Floating Amount:	To be determined in accordance with the following formula: Greater of (1) Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate) and
(2) 0

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One Month

Spread:	None

Floating Rate Day Count Fraction:	30/360

Floating Rate Payer Period End Dates:
01 January, 01 February, 01 March, 01 April, 01 May, 01 June, 01 July, 01 August, 01 September, 01 October, 01 November and 01 December, in each year, from and including 01 July 2006, up to and including the Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:
Delayed Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to 25 January, 25 February, 25 March 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November, and 25 December, in each year, from and including 25 July 2006 not withstanding the specified Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Reset Dates:	First day of each Calculation Period.

Business Day Convention:	Modified Following

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:
Offices
(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is London.

Contact Names at UBS AG:

Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Credit Risk Management:	212.713.1170

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
100 Liverpool Street London EC2M 2RH

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:	By:

Name :	Name :
Title :	Title:

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:

Name :
Title :

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Attachment 2

Date:	30 June 2006

To:	Separate Interest Trust created pursuant to the Pooling and Servicing Agreement (“Counterparty”)

Attention:	Swaps Administration

From:	UBS AG, London Branch (“UBS AG”)

Subject:	Interest Rate Cap Transaction
UBS AG Ref: 37399016

Dear Sirs

The purpose of this communication (a “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Form (as defined below) as well as a “Schedule” as referred to in the ISDA Form.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the “ISDA Form”) but, rather, an ISDA Form shall be deemed to have been executed by you and us on the date we entered into the Transaction (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. Terms capitalized but not defined shall have the meanings attributed to them in the Pooling and Servicing Agreement.

The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	30 June 2006

Effective Date	01 June 2006

Termination Date:	01 June 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:	USD 15,000,000.00

Seller of the Cap:	UBS AG

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Buyer of the Cap:	Counterparty

Calculation Agent:	UBS AG

Business Days:	New York

Broker:	None

Fixed Amounts

Fixed Rate Payer:	Counterparty

Fixed Amount:	Not Applicable

Fixed Rate Payer Payment Date:	Not Applicable

Business Day Convention:	Not Applicable

Floating Amounts

Floating Rate Payer:	UBS AG

Cap Rate:	5.0 percent per annum
Floating Amount:	To be determined in accordance with the following formula: Greater of (1)Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate) and
(2) 0

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One Month

Spread:	None

Floating Rate Day Count Fraction:	30/360

Floating Rate Payer Period End Dates:
01 January, 01 February, 01 March, 01 April, 01 May, 01 June, 01 July, 01 August, 01 September, 01 October, 01 November and 01 December, in each year, from and including 01 July 2006, up to and including the Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:
Delayed Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to 25 January, 25 February, 25 March 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November, and 25 December, in each year, from and including 25 July 2006 not withstanding the specified Termination Date, subject to no adjustment in accordance with the Business Day Convention specified immediately below.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Reset Dates:	First day of each Calculation Period.

Business Day Convention:	Modified Following

Additional Provisions

(i)	"Specified Transaction" shall have the meaning specified in Section 14 of the ISDA Form.

(ii)	The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be applicable to UBS and inapplicable to the Counterparty.

(iii)	The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv)	The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v)	The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi)	The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii)	The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii)	The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(x)
Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

(xi)
Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

(xii)
Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiii)
Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)
Non-Recourse. Notwithstanding any provision herein or in the ISDA Form to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Collateral as defined in the Pooling and Servicing Agreement dated as of June 1, 2006 by and among First Horizon Asset Securities Inc., as Depositor, First Horizon Home Loan Corporation, as Master Servicer and The Bank of New York as Trustee (the “Pooling and Servicing Agreement”) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Collateral and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

.
(xv)
Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty’s exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

(xvi)
Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state law, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Notes (as defined below) have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Trust Administrator, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii)
The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word “third” shall be replaced by he word “first” in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an the other party of such failure to pay.

(xviii)
 Multibranch Party. For the purpose of Section 10(c) of the Agreement:

(i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries: Australia, England and Wales, Hong Kong, United States of America, Singapore and Switzerland.

(ii) Counterparty is not a Multibranch Party.

(xix)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement: (i) Market Quotation will apply. (ii) The Second Method will apply.

(xx)	Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi)
“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii)	Compliance with Regulation AB.

(i) UBS AG agrees and acknowledges that the Trust, as an assignee of Mortgage Asset Securitization Transactions, Inc. (“MASTR”), is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding UBS AG, depending on the aggregate “Significance Percentage” of all Transactions under this Agreement, together with any other transactions that fall within the meaning of “derivative contracts” for the purposes of Item 1115 of Regulation AB between UBS AG and Counterparty, as calculated from time to time in accordance with the Calculation Methodology (as defined below).

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

(ii)  It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, MASTR notifies UBS AG the Significance Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable determination by MASTR, in good faith and using the Calculation Methodology, of such Significance Percentage).

(iii) Upon the occurrence of a Swap Disclosure Event, UBS AG, at its own expense, shall provide to MASTR the applicable Swap Financial Disclosure (as defined below).

(iv) In the alternative to subparagraph (iii) above, upon the occurrence of a Swap Disclosure Event or at any time after complying with subparagraph (iii) above, UBS AG, may, at its option and at its own expense, (a) secure another entity to replace UBS AG as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (b) obtain a guaranty of UBS AG’s obligations under this Agreement from an affiliate of UBS AG that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

(v) UBS AG agrees that, in the event that UBS AG provides Swap Financial Disclosure to MASTR in accordance with paragraph (iii) above, or causes its affiliate to provide Swap Financial Disclosure to MASTR in accordance with paragraph (iv)(b) above, it will indemnify and hold harmless MASTR, its respective directors or officers and any person controlling MASTR, from and against any and all losses, claims, damages and liabilities (any “Damage”) caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the foregoing shall not apply to any Damage caused by the negligence or any willful action of MASTR or any other party (other than UBS AG or any of its affiliates or any of their respective agents), including without limitation any failure to calculate the Significance Percentage according to the terms of this Agreement or to make any filing as and when required under Regulation AB.

(vi) In the event that UBS AG provides the information referred to above, such information shall be provided not later than two (2) calendar days prior to the date in which the Trust Administrator is required to file a Form 10-D for such Distribution Date.

For the purposes hereof:

“Calculation Methodology” means such method for determining maximum probable exposure of a derivative contract as mutually agreed to by MASTR and UBS AG.

“Swap Financial Disclosure” means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Additional Termination Event:

The following Additional Termination Event will apply to UBS AG:

Swap Disclosure Event. If upon the occurrence of a Swap Disclosure Event (as defined in paragraph (xxii) above), UBS AG has not, within 10 business days (after giving effect to any grace period applicable to the relevant filing) after such Swap Disclosure Event, either: (A) complied with any of the provisions set forth in paragraph (xxii) above or (B) accomplished an Elective Termination (as provided below), then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such Additional Termination Event.

Elective Termination

At any time that UBS AG has failed to meet its obligations under paragraph (xxii) above, then on or prior to any Early Termination Date relating to any Additional Termination Event, UBS AG may elect to designate a date as an Early Termination Date (an “Elective Termination Date”), and the termination payment for this Transaction shall be calculated and paid under the terms of Section 6 of the ISDA Master Agreement as if a Termination Event had occurred, the Elective Termination Date is the Early Termination Date and UBS AG is the sole Affected Party.

Transfer, Amendment and Assignment:

No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the Trust Administrator pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless S&P has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes; provided however that except with respect to a transfer at the direction of UBS, nothing in this provision shall impose any obligation on UBS to give notice to any rating agency.

Permitted Security Interest:

For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by the Counterparty of the Cap Collateral to the Trust Administrator pursuant to the Pooling and Servicing Agreement, and the granting to the Trust Administrator of a security interest in the Cap Collateral pursuant to the Pooling and Servicing Agreement.

“Cap Collateral” means all right, title and interest of the Counterparty in this Agreement, each Transaction hereunder, and all present and future amounts payable by UBS AG to the Counterparty under or in connection with the Agreement or any Transaction governed by the Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Payer Tax Representations

For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

[Payee Tax Representations

For the purpose of Section 3(f) of the Master Agreement, neither UBS AG nor Counterparty makes any representations:

Agreement to Deliver Documents

For purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

UBS AG and Counterparty
Any form or document required or reasonably requested to allow the other party to make payments without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.
Promptly upon reasonable demand by the other party.
Counterparty
With respect to each of the Class 1-A-4 Certificate Holders, any form or document required or reasonably requested to allow the other party to make payments without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

UBS AG
Any documents required by the receiving party to evidence the authority of the delivering party for it to execute and deliver this Confirmation and to evidence the authority of the delivering party to perform its obligations under this Agreement or the Transaction governed by this Confirmation
	Upon the execution and delivery of this Agreement and such Confirmation	Yes

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

UBS AG	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation	Upon the execution and delivery of this Confirmation	Yes

Relationship Between Parties
Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

Trust Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by The Bank of New York, not in its individual capacity, but solely as Trustee on behalf of the Trust created pursuant to the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by The Bank of New York, but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on The Bank of New York individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) under no circumstances shall The Bank of New York in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents and (v) all persons with any claim against the Trustee by reason of this Confirmation shall look solely to the assets of the Trust for payment satisfaction thereof.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

Offices
(a)	The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b)The office of Counterparty for the Interest Rate Cap Transaction is: Not Applicable

Contact Names at UBS AG:

Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3373
ISDA Documentation:	Credit Risk Management:	212.713.1170
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street London EC2M 2RH

Address for notices or communications to the Counterparty:

The Bank of New York
101 Barclay Street, 8W
New York, NY 10286
Attention: Kelly Crosson
(p) 212-815-3235
(f) 212-815-3986

Payments to Counterparty:
The Bank of New York
ABA: 021-000-018
GLA#: 111565
FFC: TAS# 254777
Attn: FH 2006-FA4 Cap Payment

(For all purposes)

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:	By:

Name :	Name :
Title :	Title:

Acknowledged and Agreed by the Separate Interest Trust created pursuant to The First Horizon Alternative Mortgage Securitization Trust 2006-FA4 Pooling and Servicing Agreement

By: The Bank of New York, not individually, but solely as Trustee on behalf of the Separate Interest Trust as of the date first written above.

By:

Name :
Title :

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.
Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

UBS AG Ref; Transaction 1: 37386983
UBS AG Ref; Transaction 2: 37399016
Re: First Horizon Alternative Mortgage Securities Trust 2006-FA4 Interest Rate Cap Transaction